UNIT PURCHASE AGREEMENT

Private and Confidential

THIS UNIT PURCHASE AGREEMENT, (the “Agreement”) made this 3rd day of March, 2008 (the “Effective Date”), by and among Greenwich Holdings, LLC, a corporation with a principal address of 106 Glenwood Dr. S., Liverpool, NY 13090 (the “Buyer”), Joseph Meuse, as general partner of All-State Properties, L.P. (the “Seller”), and All-State Properties, L.P. (the “Company”) (Buyer, Seller and Company each a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, the Seller owns a majority of the capital units of the company; and

WHEREAS, Buyer wishes to purchase a control block consisting of approximately fifty and one one-thousandth percent (50.001%) of the outstanding common units of the Company (the “Units”), but not be more than nine million (9,000,000) common units of the Company;

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1.

Agreement to Purchase and Sell.  Seller will sell to Buyer and Buyer agrees to purchase the Units from Seller in exchange for:

a)

One hundred Eighty Eight thousand U.S. dollars ($188,000.00) (the “Purchase Price”), to be paid to Seller on or about 5:00 PM EST March 3, 2008 (the “Closing”), payable according to the terms and conditions set forth in Section 3(a) herein.

2.

Closing. On or about the Closing the Parties shall perform, in order:

a)

Buyer shall deliver to Seller a copy of this Agreement executed by Buyer;

b)

Seller shall deliver a fully executed copy of this Agreement to Buyer;

c)

The Escrowed Funds (defined in Section 3(a) herein) shall be released to Seller;

d)

Seller shall deliver to Buyer, at closing or within four (4) business days:

(i)

Units certificate(s) evidencing the Units; and,

(ii)

to the extent reasonable available to Seller, true and correct copies of all of the Company’s business, financial and corporate records including but not limited to: correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listings, Units transfer records, agreements and contracts.

3.

Payment Terms.

Buyer has previously placed a deposit of one hundred thousand U.S. dollars ($100,000.00) with Seller (the “Deposit”).  The balance of the Purchase Price (the “Balance”) shall be deposited into the escrow account on behalf of the Seller on or before the Closing (the Deposit and the Balance collectively the “Escrowed Funds”).

4.

Representations and Warranties of Seller.   Seller hereby represents and warrants to Buyer that the statements in the following paragraphs of this Section 4 are all true and complete as of the date hereof:

a)

Title to Units.  Seller is the record and beneficial owner and has sole managerial and dispositive authority with respect to the Units and has not granted any person a proxy that has not expired or been validly withdrawn.  The sale and delivery of the Units to Buyer pursuant to this Agreement will vest in Buyer the legal and valid title to the Units, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever (“Encumbrances”) (other than Encumbrances created by Buyer and restrictions on resales of the Units under applicable securities laws).

b)

Liabilities of the Company. Seller makes no representation as to the existence or non-existence of liabilities of the Company except as explicitly stated in this Agreement. Buyer is solely responsible for conducting his own due diligence with respect to the Company and its liabilities and for gathering enough information upon which to base an investment decision in the Units.

c)

Full Power and Authority. Seller represents that he has full power and authority to enter into this Agreement.

5.

Representations and Warranties of Buyer.

Buyer hereby represents and warrants to Seller that the statements in the following paragraphs of this Section 5 are all true and complete as of the date hereof:

a)

Exempt Transaction.

Buyer understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”) and exempt from registration or qualification under any state law.

b)

Full Power and Authority.  Buyer represents that he has full power and authority to enter into this Agreement.

c)

Units.  The Units to be purchased by Buyer hereunder will be acquired for investment for Buyer’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

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d)

 Information Concerning the Company.  Buyer has conducted his own due diligence with respect to the Company and its liabilities and believes he has enough information upon which to base an investment decision in the Units.  Buyer acknowledges that Seller has made no representations with respect to the Company, its status, or the existence or non-existence of liabilities in the Company except as explicitly stated in this Agreement.  Buyer is taking the Company “as is” and acknowledges and assumes all liabilities of the Company.

e)

Investment Experience.  The Buyer understands that purchase of the Units involves substantial risk.  The Buyer:

(i)

has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of Buyer’s investment in the Units; and,

(ii)

has such knowledge and experience in financial, tax, and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Units, to protect Buyer’s own interests in connection with the investment and to make an informed investment decision with respect thereto.

f)

No Oral Representations.

No oral or written representations have been made other than or in addition to those stated in this Agreement. Buyer is not relying on any oral statements made by Seller, Seller's representatives or affiliates in purchasing the Units.

g)

Restricted Securities.

Buyer understands that the Units is characterized as “restricted securities” under the Act inasmuch as they were acquired from the Company in a transaction not involving a public offering, and the Units was not registered with the Securities and Exchange Commission.

h)

Opinion Necessary.

Buyer acknowledges that if any transfer of the Units is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act.  Buyer acknowledges that a restrictive legend appears on the Units and must remain on the Units in accordance with Rule 144 of the Act.  Should the Units be registered in a registration statement or become eligible for removal of the restrictive legend pursuant to Rule 144 of the Act, the Company may require an opinion of counsel satisfactory to the Company that such removal may be made pursuant to Rule 144 of the Act.

i)

Compliance.  Buyer shall comply with all applicable securities laws, rules and regulations regarding this Agreement, the Merger and all related transactions, including but not limited to filing any forms required by the U.S. Securities and Exchange Commission.

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6.

Covenant Not to Sue; Indemnification.

a)

In consideration of this Agreement and the consideration to Buyer and Company granted herein, Buyer and Company covenant and agree, for themselves and for their agents, employees, legal representatives, heirs, executors or assigns (the “Buyer Covenantors”), to refrain from making, directly or indirectly, any claim or demand, or to commence, facilitate commencement or cause to be prosecuted any action in law or equity against Seller, its members, officers, directors, agents, employees, attorneys, accountants, consultants subsidiaries, successors, affiliates and assigns (collectively the “Seller Covenantees”), on account of any damages, real or imagined, known or unknown, which Buyer Covenantors ever had, has or which may hereafter arise with respect to any and all disputes, differences, controversies or claims arising out of or relating to this Agreement and the transactions contemplated hereby, including but not limited to any question regarding the existence, content, validity or termination of this Agreement. The terms and conditions of this Section 6(a) shall be a complete defense to any action or proceeding that may be brought or instituted by Buyer Covenantors against the Seller Covenantees, and shall forever be a complete bar to the commencement or prosecution of any action or proceeding with regard to this Agreement by Buyer Covenantors against the Seller Covenantees.

b)

Indemnification.   Buyer Covenantors shall indemnify and hold harmless the Seller Covenantees from and against any and all losses, damages, expenses and liabilities (collectively “Liabilities”) or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, including enforcement of this Agreement (collectively “Actions”) (Liabilities and Actions are herein collectively referred to as “Losses”).   Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement notwithstanding the absence of a final determination as to a Buyer’s  obligation to reimburse any of Seller Covenantees for such Losses and the possibility that such payments might later be held to have been improper.

7.

Governing Law; Jurisdiction.

  Subject to the terms and conditions of Section 6 herein, any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the Commonwealth of Virginia.  Buyer and Seller hereby irrevocably and unconditionally submit for themselves and their property, to the nonexclusive jurisdiction of Federal and State courts of the Commonwealth of Virginia and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in the Commonwealth of Virginia, or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto

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irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to above.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices below.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.  Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory).  Each party hereto certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, and acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 7.

8.

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that Buyer may not assign or transfer any of its rights or obligations under this Agreement.

9.

Counterparts.

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  A telefaxed copy of this Agreement shall be deemed an original.

10.

Headings.  The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

11.

Costs, Expenses.  Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

12.

Modifications and Waivers.  No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Buyer and Seller. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy.  All remedies, either under this Agreement, by law, or otherwise afforded the Parties shall be cumulative and not alternative.

13.

Severability.

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

14.

Entire Agreement.

This Agreement constitutes the entire agreement and

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understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

15.

Further Assurances.   From and after the date of this Agreement, upon the request of the Buyer or Seller, Buyer and Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

16.

Term, Survival.  This Agreement is effective from the Effective Date hereof, and shall remain in effect until all the rights and obligations of the parties hereto have been fully performed, however Sections 6(a), 6(b) and 7 shall survive this Agreement.

17.

Notices.  All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

a)

if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission; and

b)

if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails; and

c)

if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 19.

18.

Insider Trading.  Seller and Buyer hereby certify that they have not themselves, nor through any third parties, purchased nor caused to be purchased in the public marketplace any publicly traded shares of the Company.  Seller and Buyer further certify they have not communicated the nature of the transactions contemplated by the Agreement, are not aware of any disclosure of non public information concerning said transactions, and are not a party to any insider trading of Company shares.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SELLER

BUYER

JOSEPH MEUSE

GREENWICH HOLDINGS, LLC

/s/ Joseph Mesue

/s/ Joseph C. Passalaqua

___________________________

_________________________________

By:  Joseph Meuse

By: Joseph C. Passalaqua, Managing Member

COMPANY

ALL-STATE PROPERTIES, L.P.

/s/ Joseph Meuse

___________________________

By: Joseph Meuse, General Partner